Impairment testing	6 Months Ended
Jun. 30, 2023
Disclosure of impairment loss and reversal of impairment loss [abstract]
Impairment testing
5.7 Impairment testing
At the end of each reporting period Valneva assesses whether there is any indication that an asset may be impaired. Indicators for the necessity of an impairment test are, among others, actual or expected declines in sales or margins and significant changes in the economic environment with an adverse effect on Valneva’s business. An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of an asset’s fair value less selling costs and value in use. For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash flows (cash-generating units). The cash-generating units (CGU’s) correspond with the specific vaccine products and vaccine candidates. Non-financial assets, other than goodwill, that suffered impairment are reviewed for possible reversal of the impairment at each reporting date.
As at June 30, 2023, a triggering event was identified resulting from a significant change in the utilization of the manufacturing capacity installed for DUKORAL® driven by increased market demand. An impairment test for the DUKORAL® CGU was performed as at June 30, 2023. Impairment testing performed in December 2022 for DUKORAL® resulted in a carrying value exceeding the value in use by €8.3 million. An impairment charge for the same amount was posted in December 2022 and resulted in an impairment loss amounting to €2.5 million for leasehold improvements, €2.7 million for manufacturing equipment and €3.2 million for right of use assets.
The impairment test performed by June 30, 2023 was conducted by calculating the value in use for 3 different sales scenarios, which were then weighted to calculate an average value in use for the CGU. The discount rate of 9.0% for DUKORAL® was based on the following factors: 2.3% risk-free rate, 7.6% market risk premium, minus 0.7% country risk premium, 0.1% currency risk, levered beta of 1.30 and peer group related equity-capital ratio. The results of the impairment test performed as at June 30, 2023 are not materially different from the position as at December 31, 2022. No adjustments were made to the previously recorded impairment of €8.3 million.
Sensitivity to changes in assumptions
The net present value calculations are most sensitive to the following assumptions:
•discount rate
•reduction of expected revenues
The net present value calculation as at June 30, 2023 uses a discount rate of 9.0% (December 31, 2022: 8.3%) for DUKORAL®. The recoverable amounts of the CGU would equal its carrying amount if the key assumptions were to change as follows: increase in the discount rate by 100 basis points from 9.0% to 10.0% would trigger an additional impairment loss for DUKORAL® of €4.2 million (December 31, 2022: €5.1 million).
The net present value calculations are based upon assumptions regarding market size, expected sales volumes resulting in sales value expectations, expected royalty income or expected milestone payments. A reduction in DUKORAL® revenues of 10% would result in an additional impairment loss of €7.9 million (December 31, 2022: €4.0 million).
As at December 31, 2022 impairment charges amounted to €23.1 million, of which €8.3 million related to DUKORAL® assets (of which €3.2 million right of use assets, €2.5 million of leasehold improvements and €2.7 million of manufacturing equipment), further €14.8 million related to COVID assets (of which €1.0 million right of use assets, €1.9 million leasehold improvements and €11.9 million manufacturing equipment).